Exhibit 10.17.1

First Amendment to the Employment Agreement
WHEREAS, National CineMedia, Inc. (the “Company”) and Ronnie Ng (“Executive”) entered into an Employment Agreement, dated August 25, 2021 (the “Employment Agreement”); and
WHEREAS, the Company and Executive desire to amend the Employment Agreement on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to the following changes to the Employment Agreement, effective as of August 25, 2021:
1.Section 1 of the Employment Agreement shall be amended to change (i) the Effective Date from September 15, 2021 to September 20, 2021 and (ii) the Term End Date from September 15, 2024 to September 20, 2024. Except as expressly modified herein, the Employment Agreement shall remain in full force and effect.

<Signature Page to Follow>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth below.

National CineMedia, Inc.        Ronnie Ng
/s/ Thomas F. Lesinski         /s/ Ronnie Ng_______
Thomas F. Lesinski
Chief Executive Officer

8/31/2021                8/31/2021
Date                    Date

Second Amendment to the Employment Agreement
WHEREAS, National CineMedia, Inc. (the “Company”) and Ronnie Ng (“Executive”) entered into an Employment Agreement, dated August 25, 2021, as amended by the First Amendment to the Employment Agreement, dated August 31, 2021 (collectively, the “Employment Agreement”); and
WHEREAS, the Company and Executive desire to amend the Employment Agreement on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to the following changes to the Employment Agreement, effective as of August 25, 2021:
1.Section 1 of the Employment Agreement shall be amended to change (i) the Effective Date from September 20, 2021 to September 27, 2021 and (ii) the Term End Date from September 20, 2024 to September 27, 2024.

2.Except as expressly modified herein, the Employment Agreement shall remain in full force and effect.
<Signature Page to Follow>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth below.

National CineMedia, Inc. Ronnie Ng
_/s/ Thomas F. Lesinski__ _/s/ Ronnie Ng_________
By: Thomas F. Lesinski
Title: Chief Executive Officer

9/13/2021                9/13/2021
Date Date

Third Amendment to the Employment Agreement

WHEREAS, National CineMedia, Inc. (the “Company”) and Ronnie Ng (“Executive”) entered into an Employment Agreement, dated August 25, 2021, as amended by the First Amendment to the Employment Agreement, dated August 31, 2021 and the Second Amendment to Employment Agreement, dated September 13, 2021 (collectively, the “Employment Agreement”); and
WHEREAS, the Company and Executive desire to amend the Employment Agreement on the terms and conditions set forth below.
    NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to the following changes to the Employment Agreement, effective as of January 31, 2023:
1.Section 2 of the Employment Agreement is amended by deleting the second sentence and replaced as follows: “Executive’s primary place of business will be a location as mutually agreed by the Parties.”

2.Section 3.(d)(v) of the Agreement is deleted and replaced as follows:
“(v)    Reserved.”

3.Section 5.(a).iv. of the Agreement is amended by deleting the following parenthetical “(including Executive’s failure to relocate to Colorado by the Relocation End Date).”

4.Except as expressly modified herein, the Employment Agreement shall remain in full force and effect.
<Signature Page to Follow>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth below.

National CineMedia, Inc.        Ronnie Ng
/s/ Thomas F. Lesinski         /s/ Ronnie Ng
By: Thomas F. Lesinski
Title: Chief Executive Officer

February 1, 2023            February 1, 2023
Date                    Date